UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                      Pursuant to Sections 13 and 15(d) of
                       the Securities Exchange Act of 1934



                                  May 25, 2001
                Date of Report (Date of earliest event reported)

                           FOSTER WHEELER LTD.
             (Exact Name of Registrant as Specified in Its Charter)

        Bermuda                       1-286-2                        N/A
(State of Incorporation)      (Commission File Number)          (IRS Employer
                                                             Identification No.)

                            Perryville Corporate Park
                              Service Road East 173
                            Clinton, N.J. 08809-4000
                     (Address of Principal Executive Office)

                                 (908) 730-4000
              (Registrant's Telephone Number, Including Area Code)

                           FOSTER WHEELER CORPORATION
                         (Former Name or Former Address,
                          If Changed Since Last Report)

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Item 5.   Other Events

          Effective at 11:59 pm on May 25, 2001, pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of May 25, 2001, among Foster Wheeler Ltd., Foster Wheeler LLC and Foster Wheeler Corporation, Foster Wheeler Corporation will be effectively redomiciled as a Bermuda company. Each outstanding share of Foster Wheeler Corporation common stock will become one common share of Foster Wheeler Ltd.

          The issuance of Foster Wheeler Ltd.'s common shares was registered under the Securities Act of 1933 pursuant to Foster Wheeler Ltd.'s registration statement on Form S-4 (File No. 333-52468) filed with the Securities and
Exchange Commission and declared effective on March 9, 2001. The joint proxy statement/prospectus included in the registration statements contains additional information about the transaction. Pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, the Foster Wheeler Ltd. common shares and associated rights are deemed to be registered under Section 12(b) of the Exchange Act. The common shares will trade on the NYSE under the symbol "FWC", the same symbol that the Foster Wheeler Corporation stock currently trades under. The description of Foster Wheeler Ltd. common shares contained in the section titled "Description of Authorized Shares of Foster Wheeler Ltd." of the joint proxy statements/prospectus is incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(a)       Financial Statements:

                  None.

(b)       Pro Forma Financial Information:

                  None.

(c)       Exhibits:

Exhibit No.         Description

3.1                 The   Memorandum  of   Association   of  the  Registrant  is
                    incorporated herein by reference to Exhibit 3.1 of the Registrant's Registration Statement on Form S-4 (Registration No. 333-52468)

3.2 The By-Laws of the Registrant are incorporated herein by reference to Exhibit 3.2 of the Registrant's Registration Statement on Form S-4 (Registration No. 333-52468).

4.1 Rights Agreement dated as of May 21, 2001 between Foster Wheeler Ltd. and Mellon Investor Services LLC, as Rights Agent, which includes the Form of Certificate and Summary of Rights to Purchase Preferred Shares, attached hereto as Annex I.

4.2 The form of specimen share certificate for the Registrant's Common Shares attached hereto as Annex II.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FOSTER WHEELER LTD.


DATE:  May 25, 2001                     By:  /s/ Thomas R. O'Brien
                                           -------------------------------------
                                           Thomas R. O'Brien
                                           President, Chief Executive Officer
                                             and Director